EXHIBIT 99.1

17477030
07-09-14

Prepared by and to be Returned to:

Alvin L. Kruse
Amy L. Kurland
Seyfarth Shaw LLP
131 South Dearborn Street
Suite 2400
Chicago, Illinois 60603

Permanent Tax Index Numbers
and Address: See Exhibit A

____________________________________________________________________________

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT dated as of July 2, 2014 (this “Agreement”), is entered into by and among GLENVUE H&R PROPERTY HOLDINGS, LLC, a Georgia limited liability company (the “Borrower”), GLENVUE H&R NURSING, LLC, a Georgia limited liability company (“Glenvue Nursing”) and ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (“AdCare”, and together with Glenvue Nursing, the “Guarantors”) (the Borrower and the Guarantors being sometimes referred to herein collectively as the “Borrower/Guarantor Parties”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation, 120 South LaSalle Street, Chicago, Illinois 60603 (the “Lender”).
RECITALS

A.    The Borrower/Guarantor Parties and the Lender heretofore entered into the following documents (collectively, the “Documents”):
(i)    Loan Agreement dated as of July 2, 2012 (the “Loan Agreement”), by and between the Borrower and the Lender.
(ii)    Promissory Note dated July 2, 2012 (the “Note”), from the Borrower to the Lender in the principal amount of $6,600,000.
(iii)    Deed to Secure Debt and Security Agreement dated as of July 2, 2012, by the Borrower to and for the benefit of the Lender, recorded in the Office of the Clerk of Court of Tattnall County, Georgia, on July 5, 2012, at Book 0592, Page 341.

(iv)    Assignment of Rents and Leases dated as of July 2, 2012, by the Borrower to and for the benefit of the Lender, recorded in the Office of the Clerk of Court of Tattnall County, Georgia, on July 5, 2012, at Book 0592, Page 372.
(v)    Environmental Indemnity Agreement dated as of July 2, 2012, by the Borrower and the Guarantors to and for the benefit of the Lender.
(vii)    Guaranty of Payment and Performance dated as of July 2, 2012, by the Guarantors to and for the benefit of the Lender.
B.    The Documents encumber the real estate described in Exhibit A attached hereto and the personal property located thereon.
C.    The parties desire to make certain modifications and amendments to the Documents, as more fully provided for herein, all as modifications, amendments and continuations of, but not as novations of, the Documents.
AGREEMENTS

In consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
Section 1.    Recitals Part of Agreement; Defined Terms.
(a)    The foregoing Recitals are hereby incorporated into and made a part of this Agreement.
(b)    All capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.
Section 2.    Extension of Maturity Date. The maturity date of the Loan and the Note is hereby extended from July 2, 2014, to January 2, 2015, and all of the Documents are hereby modified and amended accordingly. Without limitation on the generality of the foregoing provisions of this Section, the date “July 2, 2014” is hereby changed to “January 2, 2015” each time it appears in the Documents in reference to the maturity date of the Loan and the Note, including, without limitation in the definition of the term “Maturity Date” in Section 1.1 of the Loan Agreement and in Section 1 of the Note.
Section 3.    Change in Definitions.
(a)    The defined term “Debt Service” in Section 1.1 of the Loan Agreement is hereby modified and amended it its entirety to read as follows effective as of the date of this Agreement, with the existing definition to continue to be effective for periods prior to the date of this Agreement:
Debt Service: With respect to any party, for any period, the sum of (i) Interest Charges, plus (ii) all amounts payable with respect to that period to a lender in connection with borrowed money, and the portion of the deferred purchase price of assets payable with respect to that period, in each case that are treated as principal in accordance with GAAP, plus (iii) the portion of Capitalized Lease Obligations with respect to that period that is treated as principal in accordance with GAAP, plus (iv) Rental Expense payable with respect to that period under leases which are not Capital Leases.
(b)    The defined term “Interest Charges” in Section 1.1 of the Loan Agreement is hereby modified and amended it its entirety to read as follows effective as of the date of this Agreement, with the existing definition to continue to be effective for periods prior to the date of this Agreement:
Interest Charges: With respect to any party, for any period, the sum of: (i) all interest, charges and related expenses payable with respect to that period to a lender in connection with borrowed money, and the portion of the deferred purchase price of assets payable with respect to that period, in each case that are treated as interest in accordance with GAAP, plus (ii) the portion of Capitalized Lease Obligations with respect to that period that is treated as interest in accordance with GAAP, plus (iii) all charges paid or payable (without duplication) during that period with respect to any hedging agreements.
Section 4.    Attachment to Note. The Lender may, and prior to any transfer by it of the Note shall, attach a copy of this Agreement to the original Note and place an endorsement on the original Note making reference to the fact that such attachment has been made.
Section 5.    Representations and Warranties. The term “Signing Entity” as used in this Section means any entity (other than a Borrower/Guarantor Party itself) that appears in the signature block of any Borrower/Guarantor Party in this Agreement or any of the Documents, if any. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby represent and warrant to the Lender as follows as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement:
(a)    The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.
(b)    Glenvue Nursing is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.
(c)    AdCare is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.

(d)    Each Signing Entity is duly organized, validly existing and in good standing under the laws of the State in which it is organized, has all necessary power and authority to carry on its present business, and has full right, power and authority to execute this Agreement and the Documents in the capacity shown in each signature block contained in this Agreement and the Documents in which its name appears, and such execution has been duly authorized by all necessary legal action applicable to such Signing Entity.
(e)    This Agreement and each of the Documents has been duly authorized, executed and delivered by such of the Borrower/Guarantor Parties as are parties thereto, and this Agreement and each of the Documents constitutes a valid and legally binding obligation enforceable against such of the Borrower/Guarantor Parties as are parties thereto. The execution and delivery of this Agreement and the Documents and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the organizational documents of any Borrower/Guarantor Party or any Signing Entity, or any agreement or other instrument to which any of the Borrower/Guarantor Parties or any Signing Entity is a party, or by which any of them is bound, or to which any of their respective properties are subject, or any existing law, administrative regulation, court order or consent decree to which any of them is subject.
(f)    The Borrower/Guarantor Parties are in full compliance with all of the terms and conditions of the Documents to which they are a party, and no Default or Event of Default has occurred and is continuing with respect to any of the Documents.
(g)    There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement or any of the Documents, or questioning the validity thereof, or in any way contesting the existence or powers of any of the Borrower/Guarantor Parties or any Signing Entity, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement or any of the Documents, or would result in any material adverse change in the financial condition, properties, business or operations of any of the Borrower/Guarantor Parties.
(h)    The statements contained in the Recitals to this Agreement are true and correct.
Section 6.    Documents to Remain in Effect; Confirmation of Obligations; References. The Documents shall remain in full force and effect as originally executed and delivered by the parties, except as expressly modified and amended herein. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby (i) confirm and reaffirm all of their obligations under the Documents, as modified and amended herein; (ii) acknowledge and agree that the Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that the Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by the Lender of, the Documents, as modified and amended herein, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing. All references in the Documents to any one or more of the Documents, or to the “Loan Documents,” shall be deemed to refer to such

Document, Documents or Loan Documents, as the case may be, as modified and amended by this Agreement. Electronic records of executed documents maintained by the Lender shall be deemed to be originals thereof.
Section 7.    Certifications, Representations and Warranties. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby certify, represent and warrant to the Lender that all certifications, representations and warranties contained in the Documents and in all certificates heretofore delivered to the Lender are true and correct as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement.
Section 8.    Entire Agreement; No Reliance. This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth. The Borrower/Guarantor Parties acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.
Section 9.    Successors. This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.
Section 10.    Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.
Section 11.    Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.
Section 12.    Construction.
(a)    The words “hereof,” “herein,” and “hereunder,” and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.
(b)    References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.
(c)    The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.
(d)    Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.
(e)    The Borrower/Guarantor Parties and the Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.
Section 13.    Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. An electronic record of this executed Agreement maintained by the Lender shall be deemed to be an original.
Section 14.    Governing Law. This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement.
Section 15.    Waiver of Trial by Jury. THE PROVISIONS OF THE LOAN AGREEMENT AND THE OTHER DOCUMENTS RELATING TO WAIVER OF TRIAL BY JURY SHALL APPLY TO THIS AGREEMENT.

[SIGNATURE PAGE(S) AND EXHIBIT(S),
IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

GLENVUE H&R PROPERTY HOLDINGS, LLC

By	/s/ Ronald W. Fleming
Ronald W. Fleming, Manager

GLENVUE H&R NURSING, LLC

By	/s/ David Rubenstein
David Rubenstein, Manager

ADCARE HEALTH SYSTEMS, INC.

By	/s/ Ronald W. Fleming
Ronald W. Fleming, Chief Financial Officer

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Amy K. Hallberg
Amy K. Hallberg, Managing Director

EXHIBIT A

LEGAL DESCRIPTION OF THE PREMISES

ALL THAT TRACT OR PARCEL OF LAND LYING IN AND BEING IN GEORGIA MILITIA DISTRICT 1432, CITY OF GLENNVILLE, TATTNALL COUNTY, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT AT THE NORTH RIGHT OF WAY OF HENCART ROAD (60 FOOT RIGHT OF WAY) AND THE EAST RIGHT OF WAY OF NORTH VETERANS BOULEVARD (80 FOOT RIGHT OF WAY), THENCE NORTH ALONG THE SAID RIGHT OF WAY OF NORTH VETERANS BOULEVARD A DISTANCE OF 377.81 FEET TO AN IRON PIN FOUND, WHICH IS THE POINT OF BEGINNING;

THENCE ALONG THE SAID RIGHT OF WAY N 16 DEGREES 30 MINUTES 33 SECONDS E A DISTANCE OF 614.83 FEET TO AN IRON PIN SET;

THENCE LEAVING THE SAID RIGHT OF WAY AND CONTINUING S 69 DEGREES 19 MINUTES 04 SECONDS E A DISTANCE OF 300.24 FEET TO AN IRON PIN SET AT THE RIGHT OF WAY OF CASWELL STREET (60 FOOT RIGHT OF WAY); THENCE ALONG THE SAID RIGHT OF WAY WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 474.33 FEET WITH A RADIUS OF 562.97 FEET WITH A CHORD BEARING OF S 06 DEGREES 40 MINUTES 30 SECONDS E WITH A CHORD LENGTH OF 460.42 FEET TO AN IRON PIN FOUND; THENCE LEAVING THE SAID RIGHT OF WAY N 75 DEGREES 52 MINUTES 20 SECONDS W A DISTANCE OF 157.55 FEET TO A CONCRETE MONUMENT FOUND; THENCE S 03 DEGREES 29 MINUTES 47 SECONDS W A DISTANCE OF 214.81 FEET TO AN IRON PIN SET TO THE SAID RIGHT OF WAY OF HENCART ROAD;

THENCE ALONG THE SAID RIGHT OF WAY S 66 DEGREES 55 MINUTES 49 SECONDS W A DISTANCE OF 19.97 FEET TO AN IRON PIN FOUND; THENCE LEAVING THE SAID RIGHT OF WAY AND CONTINUING N 64 DEGREES 06 MINUTES 58 SECONDS W A DISTANCE OF 361.10 FEET TO AN IRON PIN FOUND, WHICH IS THE POINT OF BEGINNING

SAID TRACT OR PARCEL OF LAND CONTAINS 5.811 ACRES AND IS DEPICTED ON THAT ALTA/ACSM PLAT OF SURVEY, BY LANDPRO SURVEYING AND MAPPING, INC., SEALED AND CERTIFIED BY JAMES H. RADER, GRLS NO. 3033, DATED MAY 8, 2012.